Loss Per Share	12 Months Ended
Dec. 31, 2021
Disclosure of earnings per share [text block] [Abstract]
Loss per share

NOTE 18: Loss per share

The basic loss per share is calculated by dividing the net result attributable to shareholders by the weighted average number of shares outstanding during the year.

Years ended December 31	2021	2020	2019
Loss for the year, in thousands of $	(29,002)	(28,662)	(43,100)
Basic and diluted loss per share, in $	(0.24)	(0.34)	(0.69)

Weighted average number of shares	2021	2020	2019
Weighted average number of shares for basic and diluted loss per share	121,935,741	83,199,215	62,579,345

At December 31, 2021, 2020 and 2019, the Company had potential dilutive shares in the form of warrants. Diluted loss per share considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect.